UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

XpresSpa Group, Inc.

(Name of Registrant as Specified In Its Charter)

___________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! XPRESSPA GROUP, INC. 2021 Annual Meeting Vote by September 29, 2021 11:59 PM ET XPRESSPA GROUP, INC. 254 WEST 31ST STREET 11TH FLOOR NEW YORK, NY 10001 D59265-P60504 You invested in XPRESSPA GROUP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 30, 2021. Get informed before you vote View the Notice and Proxy Statement and 2020 Annual Report online OR you can receive a free paper or email copy of the material(s) by request prior to September 16, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and September 30, 2021 vote without entering a 11:00 AM Eastern Time control number Virtually at: www.virtualshareholdermeeting.com/XSPA2021 *Please check the meeting materials for any special requirements for meeting attendance. You will need to have the control number above to vote these shares at the meeting. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: For 01) Douglas Satzman 04) Donald E. Stout 02) Bruce T. Bernstein 05) Michael Lebowitz 03) Robert Weinstein 2. To ratify the selection of Friedman LLP as our independent registered public accounting firm for the fiscal year ending For December 31, 2021. 3. To approve a proposed amendment to the XpresSpa Group, Inc. Amended and Restated Certificate of Incorporation to increase the authorized shares of common stock by 100,000,000, from 150,000,000 to 250,000,000. For 4. To approve, by an advisory vote, the compensation of XpresSpa Group, Inc.’s named executive officers, as disclosed in For the proxy statement. 5. To approve an adjournment of XpresSpa Group, Inc.’s annual meeting of stockholders, if necessary, to solicit additional For proxies if there are not sufficient votes in favor of proposals 2 through 4. NOTE: The proxies are authorized to vote on all such matters as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D59266-P60504